UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Flag Ship Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Flag Ship Acquisition Corporation

26 Broadway, Suite 934,

New York, New York 10004

To the Shareholder of Flag Ship Acquisition Corporation:

You are cordially invited to attend the Annual Meeting of Shareholder (the “Annual Meeting”) of Flag Ship Acquisition Corporation (“we,” “us,” “our,” or the “Company”) which will be held at 45 Broadway, 17th Floor, New York, NY 10006, on December 18, 2025 at 10:00 a.m. Eastern Time.

At the Annual Meeting, our shareholders will be asked to consider and vote upon the following proposals:

●	to elect four directors to serve as members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified;

●	to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

●	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any of the foregoing proposals

Each of these proposals is more fully described in the accompanying proxy statement.

We are providing this proxy statement and accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Annual Meeting and at any adjournments of the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this proxy statement carefully. The Annual Meeting is intended to meet any and all requirements of NASDAQ with respect to annual meeting for our fiscal year 2025.

After careful consideration, considering all relevant factors, including the recommendation of the audit committee of the Board, our Board unanimously recommends that our shareholders vote FOR all of the proposals presented to our shareholders in the accompanying proxy statement.

Only holders of the Company’s shares at the close of business on November 12, 2025 will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

Shareholder may vote electronically or by mail in accordance with the following:

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. December 17, 2025 Eastern Time. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

Thank you for your support and continued interest in our Company.

By Order of the Board of Directors,

/s/ Matthew Chen
Chairman of the Board of Directors

Flag Ship Acquisition Corporation

26 Broadway, Suite 934
New York, NY 10006

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON December 18, 2025

To the Shareholders of Flag Ship Acquisition Corporation:

NOTICE IS HEREBY GIVEN that an Annual Meeting of shareholders (the “Annual Meeting”) of Flag Ship Acquisition Corporation, a Cayman Islands corporation (“we,” “us,” “our” or the “Company”), will be held at 45 Broadway, 17th Floor, New York, NY 10006, on December 18, 2025 at 10:00 a.m. Eastern Time, and at any reconvened meeting following any adjournment or postponement of the Annual Meeting.

You are cordially invited to attend the Annual Meeting for the following purposes:

●	The Director Election Proposal — to consider and vote upon a proposal to elect four directors to serve as members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified;

●	The Auditor Ratification Proposal — to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

●	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any of the foregoing proposals.

The notice, this proxy statement and the form of proxy enclosed are being first sent to our shareholders on or about November 12, 2025. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

Only holders of the Company’s shares at the close of business on November 12, 2025 will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of the proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call Mr. Matthew Chen, our Chief Executive Officer, at (646) 362-0256, or our transfer agent, Vstock Transfer LLC at (212) 828-8436.

By Order of the Board of Directors,

/s/ Matthew Chen
Chairman of the Board of Directors

New York, NY

i

QUESTIONS AND ANSWERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Annual Meeting. The following questions and answers do not include all the information that is important to our shareholders. We urge shareholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why did I receive this proxy statement?

A:	This proxy statement is being provided to you in connection with our Board’s solicitation of proxies for use at the Annual Meeting. As a holder of our shares as of the close of business on November 12, 2025 (the “Record Date”), you are invited to attend the Annual Meeting and to vote in person or by proxy on the proposals described in this proxy statement.

Q:	What is being voted on at the Annual Meeting?

A:	Our Board is soliciting your vote for the following proposals to be voted on at the Annual Meeting:

●	The Director Election Proposal — To consider and vote upon a proposal to elect four directors to serve as members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified;

●	The Auditor Ratification Proposal — To ratify the appointment of MaloneBailey, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

●	The Adjournment Proposal — To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any of the foregoing proposals.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Holders of shares as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

Q:	Do I have dissenters’ rights of appraisal?

A:	Under the Companies Act (as revised) of the Cayman Islands, shareholders do not have dissenters’ rights of appraisal in connection with any of the proposals described herein.

Q:	How many votes do I have?

A:	On the Record Date, there were 5,025,517 shares of shares issued and outstanding. Each shareholder is entitled to one vote for each outstanding share of shares held as of the Record Date.

Q:	What is the difference between holding shares of shares as a holder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, Vstock Transfer LLC, you are considered, with respect to those shares, the “shareholder of record.” If you are a shareholder of record, the Company sent this proxy statement and a proxy card directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold shares in street name, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone, fax, or over the Internet, if they offer that alternative. As a beneficial owner is not a shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What is the quorum required for the Annual Meeting?

A:	Holders of a majority in voting power of the Company’s shares issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our shareholders, present in person or represented by proxy, will have the power to adjourn the Annual Meeting. As of the Record Date, 2,512,759 shares of our shares would be required to achieve a quorum.

Q:	How do I vote?

A:	You may vote using any of the following methods:

●	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

●	By telephone, fax, or over the Internet. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

●	In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you hold shares in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Shareholder may vote electronically or by mail in accordance with the following:

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. December 17, 2025 Eastern Time. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Q:	Can I change my vote after I have voted?

A:	You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not automatically revoke your proxy unless you vote in person at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

Q:	What happens if I do not give specific voting instructions?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, your broker will not be authorized to vote on non-routine matters. The Director Election Proposal is considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). The Auditor Ratification Proposal is considered a routine matter, and therefore brokers can exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers. If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purposes of determining the presence of a quorum, but otherwise do not affect the outcome of the foregoing matters being voted on at the Annual Meeting.

Q:	What vote is required to approve each proposal?

A:	The proposal to elect four directors to serve as members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified requires the affirmative vote of a plurality of the votes cast by shares represented in person or proxy and entitled to vote for the election of directors. This means that the four nominees receiving the most votes will be elected. You may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. Votes withheld as to this proposal will not affect the election of the candidates that receive the plurality of the vote.

The proposal for the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative “FOR” votes of a majority of the votes cast on this proposal.

Q:	How are abstentions and broker non-votes treated?

A:	For the purpose of determining whether our shareholders have approved a proposal, with respect to the Director Election Proposal and the Auditor Ratification Proposal, abstentions and broker non-votes will have no effect on the outcome of these proposals.

Q:	Is my vote confidential?

A:	We will handle proxy instructions, ballots and voting tabulations that identify individual shareholders in a manner that protects your voting privacy. Your vote will not be disclosed within or outside our Company, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Q:	Where can I find the voting results of the Annual Meeting?

A:	The preliminary voting results may be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election for the Annual Meeting and announced in a Current Report on Form 8-K as soon as practicable after the inspector of election tallies the final voting results.

Q:	Who is paying the cost of this proxy solicitation?

A:	We are paying the cost of soliciting proxies. We may retain a proxy solicitation firm to assist us in soliciting proxies for a nominal fee plus reasonable out-of-pocket expenses. We must pay brokerage firms and other persons representing beneficial owners of shares of shares their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners who specifically request them and obtaining voting instructions from those beneficial owners.

In addition to soliciting proxies by mail, members of our Board and our officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We may also solicit proxies by email from shareholders who are our employees or who have previously requested electronic receipt of proxy materials.

Q:	What if I have questions for the Company’s transfer agent?

A:	Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Vstock Transfer LLC

18 Lafayette Place, Woodmere
New York 11598
(212) 828-8436

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

Flag Ship Acquisition Corporation

26 Broadway, Suite 934
New York, NY 10006
Attention: Matthew Chen
Telephone: (646) 362-0256

THE DIRECTOR ELECTION PROPOSAL

Our Board currently consists of one class of four directors, with all directors elected to serve a two-year term.

At the Annual Meeting, shareholders are being asked to elect four directors to serve as members of our Board to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified.

Matthew Chen, Shan Cui, Pai Liu and Wen He are the nominees of directors of the Company who are standing for re-election at the Annual Meeting.

The table below sets forth the name, age and position of each nominee for director.

Name	Age	Position
Matthew Chen	54	Chairman and Director
Shan Cui	53	Director
Pai Liu	40	Director
Wen He	59	Director

The following sets forth information regarding each nominee:

Matthew Chen. Mr. Chen age 54, has served as a director and our Chief Executive Officer and Chairman since February 2021. Mr. Chen has served as the Managing Director of Darong Hechuang (Guangdong) International Investment Corp. since May 2022. Mr. Chen served as Chairman and Chief Executive Officer of Longevity Acquisition Corporation, which is a SPAC entity, from June 2018 to October 2020 and subsequently as Chief Financial Officer of Longevity Acquisition Corporation from October 2020 to March 2021. From January 2018 to July 2021, Mr. Chen served as Vice President of XiaoMingTaiJi Anime Limited Co., where Mr. Chen is mainly responsible for equity investment, acquisitions and corporate financing. From 2011 to January 2018, Mr. Chen served as the global head of the credit derivative market making platform at JP Morgan’s London branch. From 2008 to 2011, Mr. Chen served as the Asia credit derivative risk analysis manager at JP Morgan’s Hong Kong branch. From 2005 to 2008, Mr. Chen served as Managing Director at Bear Stearns, responsible for the firm’s equity derivative strategic product development. From 2003 to 2005, Mr. Chen served as Vice President at Realty Data Corp. an independent mortgage data provider. From 1998 to 2003, Mr. Chen served as Senior Manager at Imagine Software, a quantitative financial model provider. Mr. Chen holds a BS from Florida State University and MS Degree of Computer Science from New York University. We believe Mr. Chen is qualified to serve as a director because of his extensive financial and operations experience and the extensive network he has established throughout his career, as well as his familiarity with blank check companies.

Shan Cui. Ms. Cui, age 53 joined our board in February 2021. She is serving as the independent director of Venus Acquisition Corporation since February 2021, and Chief Financial Officer of Global Star Acquisition, Inc., a special purpose acquisition company that closed its initial public offering September 2022. Previously, Ms. Cui served as an independent director of WiMi Hologram Cloud Inc. from June 2020 to May 2021, and Addentax Group Corp. from April 2020 to April 2021. Previously, Ms. Cui served as independent director for Greenland Acquisition Corporation from May 2021 to October 2019. She has been the Executive Director of First Capital International Limited since 2010 and provided consulting services for private equity companies and venture capital companies. From February 2011 to February 2013, she served as the Chief Financial Officer of Lizhan Environmental Corporation, a Nasdaq-listed company engaged in the business of green leather material.

Pai Liu. Mr. Pai Liu age 40, has served as a director since February 2021. He has served as a member of the Board of Directors of Longevity Acquisition Corporation since December 2019. Mr. Liu has served as chief executive officer of Wuhan Dacheng Equity Investment Fund Management Company since July 2016. From December 2014 to April 2016, Mr. Liu was a senior associate of Deloitte in China. From September 2013 to October 2014, Mr. Liu served as a senior associate of Mazars Group in China. From October 2011 to September 2013, Mr. Liu served as an associate of PricewaterhouseCoopers in its Shanghai office and was involved in the auditing of large and medium-sized foreign enterprises. Mr. Liu earned his master’s degree in accounting & finance from Leeds University in the United Kingdom and received a bachelor’s degree in finance from the South Central University for Nationalities in China. We believe Mr. Liu is qualified to serve as a director because of his extensive management and auditing experience, and his familiarity with blank check companies.

Wen He. Mr. Wen He, age 59, has served as a director since February 2024. Mr. He is an experienced professional who has 26 years of experience in Internet, Internet-of-Things, IT and software industry. Mr. He also has over 10 years of experience in investment and M&A, with a focus on fund raising, investment management, equity and bond financing and Fin-tech (e.g. Internet, Internet-of-Things, Blockchain). Mr. He oversaw and participated in multiple investments, listings and asset restructurings in a number of industries including: renewable energy, new material, sustainability, healthcare and high-tech. Mr. He currently serves as an independent director of Alphatime Acquisition Corp., a special purpose acquisition company listed on Nasdaq. Mr. He also serves as the Vice Manager of Dr. Peng Cloud Computing Ltd. and the President of Haijuhuiren Holding Group. Mr. He served as the Operation Director of Xunye Group, one of the earliest Internet companies in China. Mr. He served as the Vice President of Shenzhen Longmai Information Co., Ltd., and President and Technology Director of Naoku Technology Holding Group. In 2001, Mr. He co-founded OP.CN, the predecessor company of Qvod Player, with Xin Wang and served as its Chairman. Mr. He served as the Executive Director of Guangdong Gaohe Financial Leasing Co., Ltd. and the independent director of China Oil Gangran Energy Group Holdings Limited (08132.HK). Mr. He holds an MBA from Columbia Southern University and a Bachelor Degree from Hunan Normal University. Mr. He holds a PMP and ICAA.

Vote Required

If a quorum is present, directors are elected by a plurality of the votes cast, in person or by proxy. This means that the four nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Failure to vote by proxy or to vote in person at the Annual Meeting and broker non-votes will have no effect on the vote since a plurality of the votes cast is required for the election of each nominee.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE ELECTION OF EACH OF THE FOUR NOMINEES TO THE BOARD.

THE AUDITOR RATIFICATION PROPOSAL

The Audit Committee of our Board is responsible for the selection of our independent registered public accounting firm. The Audit Committee has determined to appoint the public accounting firm of MaloneBailey, LLP Certified Public Accountants, as independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025. Although our Audit Committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our bylaws, the Board is submitting the selection of MaloneBailey, LLP to our shareholders for ratification as a matter of good corporate practice and we are asking our shareholders to approve the appointment of MaloneBailey, LLP In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by MaloneBailey, LLP that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. No representative of MaloneBailey, LLP, is expected to be present in person or by electronic conferencing at the Annual Meeting.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by MaloneBailey, LLP for audit and non-audit services rendered to us in 2023 and 2024. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

	2024	2023
Audit Fees	$110,000	$-
Audit-Related Fees	3,300	-
Tax Fees	-	-
Total Fees	113,300	-

Audit Fees. We paid aggregate fees of $110,000 and nil for the fiscal years ended December 31, 2024 and 2023 to MaloneBailey, LLP, for professional services rendered by such firms for the audit and review of the financial statements included in our annual report on Form 10-K and for the review of the financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees. We paid aggregate fees of $3,300 and nil for the fiscal years ended December 31, 2024 and 2023 to MaloneBailey, LLP.

Tax Fees. We paid aggregate fees of $0 and $0 for the fiscal years ended December 31, 2023 and 2024 to MaloneBailey, LLP for professional services rendered for tax compliance, tax advice and tax planning. No tax services were provided by MaloneBailey, LLP during such periods.

All Other Fees. We did not pay any fees to MaloneBailey, LLP for any other professional services during the fiscal years ended December 31, 2023 and 2024.

Board of Directors Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and (iii) all fees and the terms of engagement with respect to such services, except that the Audit Committee may delegate the authority to pre-approve non-audit services to one or more of its committee members who will present his decisions to the full Audit Committee at the first meeting following such decision. All audit and non-audit services performed by MaloneBailey, LLP during fiscal years 2023 and 2024 were pre-approved pursuant to the procedures outlined above. Prior to the establishment of the Audit Committee, all services of the independent auditors were approved by the full board of directors.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the other proposals in this proxy statement. If the adjournment proposal is not approved by our shareholders, the chairman of the meeting shall not adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve any of the other proposals.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Annual Meeting vote for the adjournment proposal, the chairman of the Annual Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES TO PERMIT
FURTHER SOLICITATION OF PROXIES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

The following table sets forth information known to us regarding the actual beneficial ownership of our shares as of the Record Date by (i) each person who is the beneficial owner of more than 5% of the outstanding shares of our shares and (ii) each of our current executive officers and directors.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(3)	Approximate Percentage of Outstanding Ordinary Shares(3)
Sponsor, directors and officers
Whale Management Corporation(2)	1,963,000	39.06%
Matthew Chen(2)	1,963,000	39.06%
Luhuan Zhong(3)	-	-
Pai Liu(3)	-	-
Shan Cui(3)	-	-
Wen He(3)	-	-
All directors and officers as a group (five individuals)	1,963,000	39.06%

Other 5% or greater beneficial owners
TD Securities (USA) LLC(4)	388,623	7.73%
Mizuho Financial Group, Inc.(5)	718,470	14.29%
Wolverine Asset Management LLC(6)	147,420	2.93%
First Trust Merger Arbitrage Fund(7)	556,295	6.28%
First Trust Capital Management L.P., First Trust Capital Solutions L.P. and FTCS Sub GP LLC.(8)	642,263	7.25%
Cowen and Company, LLC.(9)	543,055	6.1%
Karpus Investment Management.(10)	738,600	14.70%

(1)	Unless otherwise indicated, the business address of each of the individuals is 26 Broadway, Suite 934, New York, NY 10004.

(2)	Represents 1,725,000 founder ordinary shares and 238,000 private placement ordinary shares held by Whale Management Corporation, our sponsor. Each of our officers and directors is a shareholder of our sponsor; however, only our Chairman have voting securities in our sponsor and are the sole directors of our sponsor and have the power to vote or dispose of the securities. The address for our sponsor is Room 156, 4F, Gate B, Shimao Tower, 92A Jianguo Lu, Chaoyang District, Beijing, China.
(3)	Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of shares of our sponsor.
(4)	Based on information contained in a Schedule 13G filed on May 12, 2025. Address or principal business office is One Vanderbilt Avenue, New York, 10017.
(5)	Based on information contained in a Schedule 13G/A filed on August 13, 2025. Address or principal business office is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.
(6)	Based on information contained in a Schedule 13G/A filed on October 10, 2025. Address or principal business office is 175 West Jackson Boulevard, Suite 340 Chicago, IL 60604.
(7)	Based on information contained in a Schedule SC 13G filed on November 15, 2024. Address or principal business office is 235 West Galena Street, Milwaukee, WI 53212.
(8)	Based on information contained in a Schedule 13G filed on November 15, 2024. Address or principal business office is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. (7) and (8) are jointly filed the Schedule 13G.
(9)	Based on information contained in the Schedule 13G filed on November 13, 2024. Address or principal business office is 599 Lexington Avenue, New York, NY 10022.
(10)	Based on information contained in the Schedule 13G filed on October 7, 2025. Address or principal business office is 183 Sully’s Trail, Pittsford, New York 14534.

Our founders beneficially own approximately 39.06% of the issued and outstanding ordinary shares. Because of the ownership block held by our founders, officers and directors, such individuals may be able to effectively exercise influence over all matters requiring approval by our shareholders, including the election of directors and approval of significant corporate transactions other than approval of our initial business combination.

Our sponsor, officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

CORPORATE GOVERNANCE

Our officers are elected by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office. Our Board of Directors is authorized to appoint persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate. Our amended and restated memorandum and articles of association provides that our officers may consist of a Chairman, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the Board of Directors.

Each of our directors holds office for a two-year term. Subject to any other special rights applicable to the shareholders, any vacancies on our Board of Directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board or by a majority of the holders of our founder shares.

Director Independence

The NASDAQ listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We currently have three “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules prior to completion of our initial public offering. Our board has determined that each of Messrs. Shan Cui, Pai Liu and Wen He are independent directors under applicable SEC and NASDAQ rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our Board of Directors has three standing committees: an audit committee, a compensation committee, and a nominating committee. Each committee will operate under a charter that has been approved by our board. Subject to phase-in rules and a limited exception, NASDAQ rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and NASDAQ rules require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

The members of our audit committee are Ms. Cui, Mr. Liu and Mr. He. Ms. Cui serves as chairman of the audit committee. Each member of the audit committee is financially literate and our Board of Directors has determined that Ms. Cui qualifies as an “audit committee financial expert” as defined in applicable SEC rules. We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our Compensation Committee are Ms. Cui, Mr. Liu and Mr. He. Mr. He serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of our other officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NASDAQ and the SEC.

Nominating Committee

The members of our Nominating Committee are Ms. Cui, Mr. Liu and Mr. He. Mr. Liu serves as chairman of the Nomination committee. In accordance with Rule 5605 of the NASDAQ rules, all such directors are independent. We have adopted a nominating committee charter which details the principal functions of the nominating committee, including:

●	recruiting, reviewing and nominating candidates for election to the Board or to fill vacancies on the Board;

●	developing the criteria and qualifications for membership on the Board;

●	reviewing candidates proposed by shareholders, and conducting appropriate inquiries into the background and qualifications of any such candidates; and

●	monitoring and making recommendations regarding committee functions, contributions, and composition.

Code of Ethics and Committee Charters

We have adopted a Code of Ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. We have filed a copy of our Code of Ethics, our Audit Committee Charter, our Compensation Committee Charter and our Nominating Committee Charter as exhibits to our registration statement for our IPO. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee have been appointed by the Board. The Audit Committee consists solely of independent directors, as defined by NASDAQ standards. The Audit Committee operates under a written charter to assure continued compliance with SEC and NASDAQ standards enacted in response to requirements of the Sarbanes-Oxley Act.

The Audit Committee assists the Board in monitoring the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, and our compliance with legal and regulatory requirements. Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024 with management and with MaloneBailey, LLP, our independent registered public accounting firm. The Audit Committee has discussed with MaloneBailey, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) as adopted by The Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of the Company’s annual financial statements.

The Audit Committee has also received the written disclosures and the letter from MaloneBailey, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence and has discussed with MaloneBailey, LLP the issue of their independence from our company and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm in 2023 is compatible with maintaining the auditors’ independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024. The Audit Committee has also recommended, subject to shareholder ratification, the selection of our independent registered public accounting firm for the year ending December 31, 2025.

Respectfully submitted by the Audit Committee,

Shan Cui
Wen He
Pai Liu

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

EXECUTIVE COMPENSATION

No executive officer has received any cash compensation for services rendered to us during the year ended December 31, 2025.

No compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our founders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). Directors, officers and founders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After completion of our initial business combination, members of our management team who remain with us may be paid employment, consulting, management or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. The amount of such compensation may not be known at the time of a shareholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in an Exchange Act filing such as Current Report on Form 8-K, as required by the SEC.

Compensation Recovery and Clawback Policy

Under the Sarbanes-Oxley Act, in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our executive officers. The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if we are found to have misstated its financial results. We have adopted our Executive Compensation Clawback Policy (the “Clawback Policy”) in order to comply with the final clawback rules adopted by the SEC under the Rule, and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from our current and former executive officers as defined in the Rule (“Covered Officers”) in the event that we are required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our board of directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which we are required to prepare an accounting restatement. The foregoing description of the Clawback Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Clawback Policy, a copy of which is attached hereto as Exhibit 97.1 and is incorporated herein by reference.

SHAREHOLDER PROPOSALS

No business may be transacted at any annual meeting other than business that is either (i) specified in the notice of the annual meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the annual meeting in accordance with the requirements set forth in our governing documents.

If we do not complete our initial business combination and we hold an annual meeting next year, any proposals to be included in our proxy materials for such meeting must be received by us no earlier than the close of business on August 20, 2026 and no later than the close of business on September 20, 2026 and must otherwise comply with the rules of the Securities Exchange Act of 1934, as amended and our governing documents.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The transfer agent and registrar for our shares, Vstock Transfer LLC, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic communications to, or by meetings with, shareholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Annual Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding our shares in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy materials to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this proxy statement is being delivered to multiple registered shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. A separate form of proxy and a separate notice of the Annual Meeting are being included for each account at the shared address. Registered shareholders who share an address and would like to receive a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Vstock Transfer LLC, by calling (212) 828-8436, or by forwarding a written request addressed to Vstock Transfer LLC, 18 Lafayette Place, Woodmere, New York 11598. Promptly upon request, a separate copy of this proxy statement will be sent. By contacting Vstock Transfer LLC, registered shareholders sharing an address can also (i) notify the Company that the registered shareholders wish to receive separate proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to shareholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future if registered shareholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple shareholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our shares, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

OTHER MATTERS

Our Board does not intend to bring any other matters before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

Where You Can Find More Information

We file annual, quarterly and other reports and information with the SEC. All information filed with the SEC can be inspected over the internet at the SEC’s website at www.sec.gov. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Flag Ship Acquisition Corporation, 26 Broadway, Suite 934, New York, New York 10004, Attn: Investor Relations.

Flag Ship Acquisition Corporation

26 Broadway, Suite 934
New York, NY 10006

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held at 10 a.m., Eastern United States Time on December 18, 2025
(Record Date — November 12, 2025)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Matthew Chen, as the proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the ordinary shares of Flag Ship Acquisition Corporation, which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Shareholders of Flag Ship Acquisition Corporation, on December 18, 2025, at 10:00 am Eastern United States Time (the “Annual Meeting”) in person at Flag Ship Acquisition Corporation’s legal counsel offices located at 45 Broadway, Floor 17, New York, NY 10006.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS.

This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL”
FOR PROPOSAL 1 AND “FOR” FOR PROPOSALS 2 AND 3 SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1:    To elect the nominees listed in the Proxy Statement to the Company’s Board of Directors.

NOMINEES:

Matthew Chen	Shan Cui	Pai Liu	Wen He

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

PROPOSAL 2:    To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year:

For	Against	Abstain
☐	☐	☐

PROPOSAL 3:    To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals;

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this meeting        ☐ YES   ☐ NO

Signature of Shareholder:
Date:	______________________, 2025

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.
If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
If the signer is a partnership, please sign in partnership name by authorized person.
Please provide any change of address information in the spaces below in order that we may update our records:

Address: